UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2010

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 20, 2010. At the meeting, shareholders voted on the following items:

Proposal 1: The following nominees were elected to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

F. Duane Ackerman	1,149,589,508	13,015,948	1,686,544	250,959,016
David H. Batchelder	1,147,447,326	15,195,824	1,648,850	250,959,016
Francis S. Blake	1,122,839,794	39,894,899	1,557,307	250,959,016
Ari Bousbib	1,111,472,288	50,884,413	1,935,299	250,959,016
Gregory D. Brenneman	1,147,110,550	15,320,817	1,860,633	250,959,016
Albert P. Carey	1,150,797,798	11,799,414	1,694,788	250,959,016
Armando Codina	1,034,904,422	127,685,786	1,701,792	250,959,016
Bonnie G. Hill	1,130,144,853	32,570,024	1,577,123	250,959,016
Karen L. Katen	1,150,170,824	12,547,842	1,573,334	250,959,016

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,394,907,384	17,090,492	3,253,140	N/A

Proposal 3: A proposal to approve the material terms of performance goals for qualified performance-based awards under The Home Depot, Inc. 2005 Omnibus Stock Incentive Plan was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,298,772,054	110,571,824	5,907,138	N/A

Proposal 4: A shareholder proposal regarding cumulative voting was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
419,097,094	741,741,126	3,453,780	250,959,016

Proposal 5: A shareholder proposal regarding an advisory vote on executive officer compensation was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
489,707,041	638,910,626	35,674,333	250,959,016

Proposal 6: A shareholder proposal regarding special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
515,833,986	644,534,585	3,923,429	250,959,016

Proposal 7: A shareholder proposal regarding shareholder action by written consent was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
605,960,075	535,519,954	22,811,971	250,959,016

Proposal 8: A shareholder proposal regarding an independent chairman of the board was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
261,324,386	899,805,559	3,162,055	250,959,016

Proposal 9: A shareholder proposal regarding an employment diversity report was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
254,535,975	698,238,611	211,517,414	250,959,016

Proposal 10: A shareholder proposal regarding reincorporation in North Dakota was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
55,026,461	1,103,541,911	5,723,628	250,959,016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Jack A. VanWoerkom
	Name:	Jack A. VanWoerkom
	Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: May 25, 2010

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